                                AGREEMENT OF SALE

THIS AGREEMENT OF SALE ("Agreement") is dated as of the 20 day of December, 2005 ("Effective Date") between THE BEN-NISSAN TRUST DATED SEPTEMBER 21, 2000, of 18430 Linnet St., Tarzana, CA 91356 ("Purchaser"), and CAPTEC FRANCHISE CAPITAL PARTNERS, LP IV, a Delaware limited partnership, of 24 Frank Lloyd Wright Drive, Lobby L, Fourth Floor, Ann Arbor, Michigan 48105 ("Seller").

                                    RECITALS:

      Seller is the owner of certain real property and improvements located at the address set forth in the Fundamental Sale Provisions below.

      Purchaser desires to purchase, and Seller is willing to sell the real property and improvements upon the terms and conditions set out below.

      In consideration of the terms, covenants and conditions set forth in this Agreement, Seller and Purchaser agree as follows:

      1. FUNDAMENTAL SALE PROVISIONS. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings listed in the following Fundamental Sale Provisions.

Land: That certain real property commonly known as an Arby's located at 18767 Northline, Southgate, MI and more particularly described in the attached Exhibit "A"("Land").

Leases:             That certain Lease, dated August 4, 1998, as amended,
                    ("Real Estate Lease"), between Captec Net Lease Realty, Inc. (and subsequently assigned to Seller), as landlord, and RTM, Inc. (and subsequently assigned to Sybra, Inc.), as tenant ("Tenant") and guaranteed by ICH Corporation ("Guarantor") pursuant to that certain Guaranty, dated April, 2001 ("Guaranty").

Deposit: an aggregate of $50,000, payable as set forth in Section 3 below.

Subject State:      Michigan

Purchase Price:     $1,163,000, payable as set forth in Section 3 below.

Title Company:      Lawyer's Title Insurance Corporation
                    140 E. 45th Street
                    New York, NY 10017
                    Phone: (212) 949-0100
                    Fax: (212) 949-2438

Inspection Period:  Fifteen (15) days after the Effective Date or Purchaser's receipt of all books, records and other due diligence items from Seller, whichever is later.

Closing: To occur within forty-seven (47) days after the Effective Date. Purchaser shall have a one time option to extend the Closing by fifteen (15) calendar days.

Seller's Broker:    CB Richard Ellis
                    505 N. Brand Blvd., #100
                    Glendale, CA  91203
                    Attn:  Sterling Champ

Purchaser's Broker: Investment Real Estate Associates
                    16501 Ventura Blvd., Ste. 448
                    Encino, CA  91436
                    Attn:  Chris Thompson

      2. AGREEMENT TO SELL AND CONVEY. Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase from Seller, subject to the terms and conditions set forth in this Agreement, all of Seller's right, title and interest in and to:

            (a) Project. All buildings, structures, and improvements (collectively, "Improvements") on the Land (collectively, "Project");

            (b) Easements. All of the recorded easements benefiting, and recorded rights of access appurtenant to, the Land;

            (c) Rights and Appurtenances. All and singular, the rights and appurtenances pertaining to the Land, including any adjacent streets, roads, alleys, accesses, and rights-of-way; and

            (d) Lease. The Lease, together with all prepaid rentals (to the extent applicable) to a period beyond the date of Closing, any security deposit held by Seller as of the date of Closing and Seller's interest in the Guaranty (if any).

All of the foregoing is collectively referred to as "Property".

      3. PURCHASE PRICE; DEPOSIT. The Purchase Price for the Property shall be payable as follows:

            (a) Deposit. At the opening of escrow with the Title Company, Purchaser shall deposit with the Title Company an initial deposit of $25,000.00 ("Initial Deposit"). Within three (3) business days after the expiration or Purchaser's earlier waiver of the Inspection Period, Purchaser will deposit the remaining $25,000.00 of the Deposit with the Title Company thereby increasing the total deposits to $50,000.00. The Deposit shall be held in a money market account reasonably acceptable to Purchaser and Seller and all interest shall be paid to the party entitled to the Deposit. Upon the expiration of the Inspection Period, assuming Purchaser has not otherwise elected to terminate this Agreement, the Deposit shall be deemed non-refundable (except in the event of Seller's failure to consummate the transaction described herein as a result of Seller's default hereunder or in the event that the Financing Contingency (described in Section 5(c) below) is not satisfied or waived); and

            (b) Balance of Purchase Price. The balance of the Purchase Price (plus or minus closing adjustments, as the case may be), together with the Deposit, shall be paid to Seller at the Closing. Payment shall be by wire transfer of immediately available U.S. funds in accordance with wire transfer instructions provided by Seller prior to the Closing. In exchange for such payment, Seller shall deliver to Purchaser a deed (in form required by the Subject State) whereby Seller only warrants against its own acts

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

and/or omissions ("Deed"). The Deed shall be substantially in the form attached as Exhibit "B" and shall convey title to Purchaser, subject to the lien for taxes which are not yet due and payable and such other exceptions to title which are disclosed in the Title Commitment (defined below) and to which Purchaser consents in writing or waives its objection thereto pursuant to this Agreement.

      4. DUE DILIGENCE ITEMS. Unless a longer time period is specifically identified below, within five (5) days of the date of this Agreement, and at its sole cost and expense, Seller shall furnish or cause Broker to furnish to Purchaser the following items (collectively, "Due Diligence Items"):

            (a) Title Work. A copy of the owner's policy of title insurance issued to Seller at the time it acquired the Project. Within twenty (20) days of the date of this Agreement, and provided Purchaser has delivered evidence to Seller that the Deposit has been tendered to the Title Company, Seller shall provide a commitment for an owner's policy of title insurance on the Project ("Title Commitment"), which shall: (i) be issued by Title Company in favor of Purchaser without so called "Standard Exceptions", (ii) be dated after the date of this Agreement, (iii) provide for coverage in an amount equal to the Purchase Price, (iv) show the state and quality of title to the Property, together with all liens, encumbrances and other charges and items affecting the Property; and
(v) be accompanied by legible copies of all documents referenced in the Title Commitment. Any endorsements to the Title Commitment shall be obtained by Purchaser at Purchaser's sole cost and expense;

            (b) Survey. A copy of the existing ALTA as-built survey of the Land, if any, in Seller's possession ("Survey");

            (c) Certificate of Occupancy. A copy of the existing Certificate of Occupancy of the Project, if any, in Seller's possession;

            (d) Operating Statements and Sales Reports. A copy of all operating statements for year to date 2005 for the Project, if any, in Seller's possession and Tenant Sales Report for year to date and 2004, if any, in Seller's possession;

            (e) Environmental Work. A copy of the existing "Phase I" environmental assessment and/or Property Condition Report of the Project, if any, in Seller's possession; and

            (f) Lease Documents. A complete copy of the Lease, along with the Guaranty (if any).

            Purchaser shall promptly deliver to Seller written acknowledgement of Purchaser's receipt of each Due Diligence Item. Within three (3) days after the date of this Agreement, Purchaser shall notify Seller in writing in the event that Purchaser has not yet received any Due Diligence Item (which notice shall specify any Due Diligence Item not yet received); otherwise, Purchaser shall be deemed to have received all of the Due Diligence Items.

            Purchaser acknowledges and agrees that, except for such items which are in the public records, the Due Diligence Items are proprietary and confidential in nature and have been and/or will be made available to Purchaser solely to assist Purchaser in determining the feasibility of purchasing the Property. Purchaser agrees not to disclose the Due Diligence Items, or any of the provisions, terms or conditions thereof to any party outside of Purchaser's organization except: (i) to Purchaser's accountants, attorneys, lenders, prospective lenders, environmental consultants, investors and/or prospective investors (collectively, "Permitted Outside Parties") in connection with the transactions contemplated by this Agreement, or (ii) as may be required by law. Purchaser shall take such actions as are necessary so as to ensure that the Permitted Outside Parties also protect the confidential nature of the Due Diligence Items to

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the same extent as Purchaser is obligated to do so hereunder. In permitting
Purchaser and the Permitted Outside Parties to review the Due Diligence Items, Seller has not waived any privilege or claim of confidentiality with respect thereto and no third party benefits of any kind, either expressed or implied, have been offered, intended or created by Seller and any such claims are expressly rejected by Seller and waived by Purchaser on its own behalf and on behalf of the Permitted Outside Parties.

            Purchaser shall return to Seller all of the Due Diligence Items (including all copies Purchaser has made of the Due Diligence Items) at such time as this Agreement is terminated for any reason. Purchaser's obligations under this Section 4 shall survive the termination of this Agreement.

            Purchaser acknowledges that most of the Due Diligence Items were prepared by third parties and, in many instances, were prepared prior to Seller's ownership of the Property. Purchaser further acknowledges and agrees that, except as specifically set forth herein: (i) neither Seller nor any of its directors, officers, partners, members, agents, employees or contractors have made any warranty or representation regarding the truth, accuracy or completeness of the Due Diligence Items or the sources thereof, (ii) Seller has not undertaken any independent investigation as to the truth, accuracy and completeness of the Due Diligence Items, (iii) neither Seller nor any director, partner, member, officer, employee or agent acting on Seller's behalf is authorized to make any representations or warranties of whatsoever kind or nature regarding either the truth, accuracy or completeness of the Due Diligence Items or the Property (other than as described herein) and (iv) Seller is providing the Due Diligence Items to Purchaser (or making the Due Diligence Items available to Purchaser) solely as an accommodation to Purchaser. Purchaser further acknowledges and agrees that Purchaser shall be solely responsible for reviewing, analyzing and determining the truth, completeness, accuracy and adequacy of the Due Diligence Items.

      5. CONDITIONS TO PURCHASER'S OBLIGATIONS.

            (a) Objection Notice. Purchaser shall have until the close of Seller's business on the date the Inspection Period expires to deliver written notice to Seller indicating whether any of the Due Diligence Items, the condition of the Property, or title thereto is unsatisfactory to Purchaser and specifying the matters which are not satisfactory or to which Purchaser otherwise objects ("Objection Notice"). In the event Seller does not receive an Objection Notice within the time period set forth in the preceding sentence, Purchaser shall be deemed to have accepted the Due Diligence Items, the condition of the Property, and title thereto, as disclosed in the Due Diligence Items, at which time the Deposit shall, except as provided in the following sentence, become non-refundable. The Deposit shall be refundable in the event of Seller's failure to consummate the transaction described herein as a result of Seller's default hereunder and shall also be refundable in the event that the financing contingency set forth in Section 5(c) below is not satisfied and Purchaser elects to terminate this Agreement as provided below.

            (b) Responses to Objection Notice. In the event that either: (i) Purchaser indicates in the Objection Notice that the Property or the Due Diligence Items are not satisfactory in any material respect, or (ii) Purchaser discovers and informs Seller in writing of, or Seller informs Purchaser of, any change in the status of title to the Property occurring after the date of this Agreement and resulting in an encumbrance on the Property in addition to the Lease and the Permitted Exceptions (as defined below) (each a "Title Defect"), Seller may promptly undertake to cure the items specified in the Objection Notice or eliminate any such Title Defect to the reasonable satisfaction of Purchaser and/or, to the extent possible, cause the Title Company to insure over any Title Defect to the reasonable satisfaction of Purchaser and accordingly modify the Title Commitment. In the event Seller elects not to effect such cure or is either unable to do so or have the Title Company so insure over Purchaser's objections within ten (10) days after receipt by Seller of the Objection Notice or notice of any Title Defect, Purchaser may, at its option:
(1) waive any of its objections set forth in the Objection Notice or relating to the Title

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Defect, without any adjustment in the Purchase Price, or (2) terminate this
Agreement, in either event by giving prompt written notice thereof to Seller. In the event Purchaser elects to terminate this Agreement, the Deposit shall be returned to Purchaser and, except as expressly set forth in this Agreement, neither Seller nor Purchaser shall have any further obligations under this Agreement.

            (c) Financing Contingency. If the Purchaser and Seller have initialed that "Financing Contingency Applies" below, Purchaser's obligations hereunder are contingent upon Purchaser's ability to obtain a loan ("Loan") to finance its purchase obligation hereunder. Purchaser shall: (i) apply for such Loan within seven (7) days of the date of this Agreement, and (ii) shall have the Financing Period in which to obtain a commitment for financing ("Commitment"). In the event Purchaser is unable to obtain the Commitment prior to the expiration of the Financing Period, Purchaser shall have the right to terminate this Agreement by delivering written notice thereof to Seller and the Escrow Agent prior to the expiration of the Financing Period. The failure by Purchaser to timely deliver such notice of termination prior to the expiration of the Financing Period shall be an election by Purchaser to waive such financing contingency, thereby causing the Deposit to become non-refundable. In the event of Purchaser's timely election to terminate this Agreement, the entire portion of the Deposit then held by the Escrow Agent shall be delivered to Purchaser, subject to Purchaser's continuing obligations to return the Due Diligence Items and Purchaser's indemnity obligations under Section 15.

Financing Contingency Applies:           Seller's Initials _______             Purchaser's Initials: _______

Financing Contingency Does Not Apply:    Seller's Initials _______             Purchaser's Initials: __XX__

            (d) SNDA and Estoppel Certificate. Upon expiration or waiver of the Inspection Period set forth above, Seller will make a one time request from Tenant for a current estoppel certificate and a subordination, non-disturbance and attornment agreement ("SNDA"), each in the form (if any) contemplated by the Lease. If the form of Tenant estoppel certificate and/or SNDA is not prescribed by the Lease and Purchaser submits to Seller the form of estoppel certificate and/or SNDA (as the case may be) preferred by Purchaser or required by Purchaser's Lender (if any) prior to the expiration of the Inspection Period, Seller will submit such form of estoppel certificate and SNDA to Tenant if such form is reasonable (as determined by Seller in its sole discretion). Notwithstanding anything contained herein to the contrary, in the event Tenant fails to provide the estoppel certificate and/or SNDA required by the Lease or alleges that there are outstanding material events of default under the Lease which cannot be resolved to Purchaser's reasonable satisfaction by the Closing, then, in such event, Purchaser's sole remedy shall be to waive the requirement or to terminate this Agreement and receive the prompt return of its Deposit. Seller shall be under no obligation to obtain any updates to the estoppel certificate and/or SNDA received from Tenant.

      6. PERMITTED EXCEPTIONS. Seller shall convey the Property to Purchaser subject to any easements, liens, exceptions, and other encumbrances noted in the Title Commitment, the Survey, and the Lease (collectively, "Permitted Exceptions").

      7. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Purchaser as to the following matters, each of which is true and correct as of the date of this Agreement, and each of which shall be true and correct as of the date of Closing. As used in this Section, the phrase "to Seller's knowledge" means Seller's actual knowledge, without duty of inquiry.

            (a) Authority. Seller is duly formed in the appropriate state and has obtained all necessary consents and approvals required by its formation documents for the execution of this Agreement and the performance of its obligations arising hereunder;

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            (b) Compliance. Seller has received no written notice from any governmental agency alleging a violation of any statute, ordinance, regulation or code with respect to the Property which violation has not been cured;

            (c) Litigation. There is no pending nor, to Seller's knowledge, threatened matters of litigation, administrative action or examination, claim or demand relating to the Property or Seller's interest in the Property;

            (d) Eminent Domain. There is no pending nor, to Seller's knowledge, contemplated or threatened eminent domain, condemnation or other governmental takings or proceedings relating to the Property or any part thereof; and

            (e) Foreign Entity. Seller is not a foreign person or entity under the Foreign Investment in Real Property Tax Act of 1980, as amended, and no taxes or withholding under the such act shall be assessed against or imposed upon Purchaser in connection with the transaction contemplated by this Agreement.

            Seller acknowledges and agrees that the warranties and representations set forth above shall survive the Closing for a period of six
(6) months. If, prior to Closing, Purchaser receives written notice from Seller that any material representation or warranty of Seller is untrue and cannot be remedied, or Purchaser becomes aware that any material representation or warranty of Seller is untrue and can not be remedied, Purchaser shall, as Purchaser's sole and exclusive remedy, be entitled to terminate this Agreement by written notice delivered to Seller on or before the Closing, in which event, the Deposit shall be refunded to Purchaser, and, except for the terms and provisions of this Agreement which specifically survive the termination of this Agreement, the parties shall have no further obligations hereunder. If Purchaser is so advised and Purchaser fails to terminate this Agreement within such period, Purchaser shall be deemed to have waived the breach of such representation or warranty and shall have no further rights or remedies as a result of the breach of such representation or warranty. Seller does not, by this Agreement, represent or warrant that there will be no changes in any of the matters referred to in Seller's representations or warranties after the date same are made through the acts and/or omissions of persons other than Seller, and shall have no liability or responsibility in the event that any representation or warranty becomes false or misleading as a result of any change in circumstances after the date such representations or warranties are made.

      8. COVENANTS OF SELLER.

            (a) Actions. From and after the date of this Agreement and until the date of Closing, Seller shall: (i) use commercially reasonable efforts to keep (or cause to be kept) the Property fully insured in accordance with prudent and customary practice and as required by the Lease; (ii) not alienate, encumber or transfer the Property or any part thereof in favor of or to any other person or entity unless required by law; and (iii) not amend the Lease without the prior written consent of Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed); and

            (b) Change in Status. From and after the date of this Agreement and until the date of Closing, Seller shall promptly give Purchaser written notice of any change in the status of title to the Property, which either changes the nature of any Permitted Exceptions or represents an additional encumbrance on the Property.

      9. CLOSING. Seller and Purchaser shall consummate the transactions contemplated by this Agreement at Closing through an escrow with the Title Company and pursuant to escrow instructions acceptable to the Title Company, Seller and Purchaser. The attorneys for Seller and Purchaser are

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authorized to execute the escrow instructions letter, any amendments thereto and all directions or communications thereunder.

      10. SELLER'S OBLIGATIONS AT THE CLOSING. At the Closing, Seller shall:

            (a) Deed. Execute and deliver the Deed to Purchaser;

            (b) Title Policy. Cause the Title Company to furnish to Purchaser an owner's policy of title insurance pursuant to the Title Commitment ("Title Policy");

            (c) Closing Statement. Execute and deliver to Purchaser a closing statement itemizing the Purchase Price and all adjustments thereto as provided in this Agreement;

            (d) Assignment of Lease. Execute and deliver to Purchaser an assignment of all of Seller's right, title and interest in and to the Lease in substantially the form attached as Exhibit "C" ("Assignment"), together with such consents to and notices of such assignment as may be required under the Lease;

            (e) Affidavit. Execute and deliver to Purchaser a Non-Foreign Persons Affidavit in substantially the form attached as Exhibit "D";

            (f) Estoppel Certificate and SNDA. Deliver to Purchaser an original of the estoppel certificate and SNDA (if any) from the Tenant in the form required by Section 5(d) above;

            (g) Notice to Tenant. Execute and deliver to Purchaser a "Notice to Tenant" substantially in the form attached as Exhibit "E"; and

            (h) Additional Documents. Execute and deliver to Purchaser such other documents or instruments as may be required under this Agreement, or as otherwise required in Purchaser's reasonable judgment to effectuate the Closing.

      11. PURCHASER'S OBLIGATIONS AT CLOSING. Subject to the terms, conditions, and provisions hereof, and contemporaneously with the performance by Seller of its obligations under Section 10 above, Purchaser shall:

            (a) Purchase Price. Pay Seller the Purchase Price;

            (b) Closing Statement. Execute and deliver to Seller a closing statement itemizing the Purchase Price and all adjustments thereto as provided in this Agreement;

            (c) Assignment of Lease. Acknowledge the Assignment for the purpose of assuming the obligations of Seller under the Lease; and

            (d) Additional Documents. Execute and deliver to Seller such other documents or instruments as may be required under this Agreement, or as otherwise required in Seller's reasonable opinion to effectuate the Closing.

            Purchaser's obligation to close shall be specifically contingent upon the Title Company furnishing to Purchaser the Title Policy and the Tenant executing and delivering to Purchaser an estoppel certificate in accordance with the provisions of the Lease. Purchaser acknowledges that Seller's failure to deliver the foregoing items shall not constitute a default by Seller hereunder, nor expose Seller to

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damages, but, in such circumstances, Purchaser shall nonetheless be able to terminate this Agreement and receive the immediate return of the Deposit.

      12. CLOSING COSTS. At the Closing, Seller shall pay: (a) the cost of preparation of the Deed, (b) all premiums and fees related to the Title Policy, but excluding endorsement premiums or any charges for extended coverage endorsements, (c) subject to Section 21 below, the real estate brokerage commissions payable to Seller's Broker and Purchaser's Broker by reason of the transaction contemplated by this Agreement, and (d) documentary stamps and real estate transfer tax associated with recordation of the Deed. Seller and Purchaser shall each pay half of any escrow charges (Seller's responsibility limited to $300) and shall further pay their own attorneys' fees. Purchaser shall be responsible for: (a) the costs and expenses of any additional endorsements and/or additional title insurance coverage requests by Purchaser and (b) any other expenses, taxes and fees related to Purchaser's Loan, including any mortgage taxes and any lender's policy of title insurance.

      13. PRO-RATIONS.

            (a) Taxes. Purchaser acknowledges that the Lease obligates the Tenant to pay the taxes directly to the taxing authority. Accordingly, the parties shall not prorate taxes between Purchaser and Seller, it being acknowledged that Tenant shall be responsible for same. In no event shall Seller be responsible for the payment of any real estate taxes and/or assessments applicable during its period of ownership in the event the Tenant has defaulted in the prompt payment of same.

            (b) Rent. Rent actually paid for the month in which the Closing occurs shall be prorated between Seller and Purchaser as of the close of business on the date of Closing, with Purchaser receiving a credit for amounts attributable to time periods following such date. To the extent either party hereto receives rent after Closing to which the other has a claim, such party shall remit same to the party entitled thereto within ten (10) days of receipt. To the extent any rent arrearages exist under the Lease, Seller shall have the right, to the extent it is holding a security deposit under the Lease, to set-off against such security deposit for such arrearages.

      14. POSSESSION. Subject to the rights of Tenant under the Lease, Seller shall deliver possession of the Property to Purchaser at Closing.

      15. INSPECTION. From and after the date of this Agreement and until the expiration of the Inspection Period, Seller agrees that Purchaser and its agents and representatives shall, subject to arranging all onsite visits with Seller and Broker, be entitled to enter upon the Property for inspection, soil tests, examination, land-use planning and for any due diligence investigation relating to Purchaser's proposed ownership of the Property, subject to the rights of the Tenant under the Lease. As to any such investigation, Purchaser shall restore the Property to the same condition as existed prior to any such investigation, and shall not: (i) perform any invasive tests without Seller's prior consent, or
(ii) interfere with the possessory rights of the Tenant. Purchaser shall indemnify and hold harmless Seller from and against, and shall reimburse Seller with respect to, any and all claims, demands, causes of action, loss, damage, liabilities, costs and expenses (including reasonable attorneys' fees and disbursements) asserted against or incurred by Seller by reason of or arising out of any such on-site investigation, it being acknowledged that all such obligations shall survive the termination of this Agreement.

      16. ACKNOWLEDGEMENT. Purchaser understands and acknowledges that Seller has not made and does not make any representation or warranties whatsoever, oral or written, express or implied, to Purchaser with respect to the condition, state of repair or operability of the Property (including but not limited to environmental protection, pollution or land use laws, rules, regulations, orders or requirements, including the existence in, on, or under the Property of any hazardous materials or substances, soil or sub-soil conditions, all improvements thereon, the structural portions thereof, and the personal property, mechanical, plumbing, electrical, sewer, sanitary disposal, heating, ventilating and air conditioning systems and other building service equipment therein), with respect to the suitability or fitness for the Purchaser's intended use or purpose or with respect to the appreciation or income potential of the Property, the zoning of the Property, the platting of the Property, the availability or adequacy of utilities to the Property, access to the Property, requirements in connection with any development of the Property or any other matter whatsoever. Purchaser further acknowledges and agrees that Purchaser has investigated or will investigate all matters of concern to Purchaser with respect to the Property and that Purchaser is not relying and hereby expressly waives any reliance on any representation or warranty, oral or written, express or implied, of Seller with respect to such matters. Purchaser agrees to purchase the Property and all improvements thereon and mechanical systems therein delivered to Purchaser, as is, where is, with all faults. Notwithstanding any provision of this Agreement to the contrary, Purchaser releases Seller from any liability, claims, damages, expenses of any kind or nature, or any other claim resulting from the presence, removal or other remediation of hazardous materials or substances in, on, under or about the Property or which has migrated from adjacent lands onto the Property or from the Property to adjacent land. The provisions of this Section 16 shall survive the Closing.

      17. FURTHER ASSURANCES. Seller and Purchaser agree to perform such other acts, and to execute, acknowledge, and/or deliver subsequent to the Closing such other instruments, documents and other materials as Seller or Purchaser may reasonably request in order to effectuate the consummation of the transactions contemplated in this Agreement and to vest title to the Property in Purchaser. The provisions of this Section 17 shall survive the Closing.

      18. DEFAULT BY SELLER. In the event that Seller should fail to consummate the transactions contemplated by this Agreement for any reason, excepting Purchaser's default or the failure of any of the conditions to Seller's obligations hereunder to be satisfied or waived, Purchaser may terminate this Agreement by giving prompt written notice thereof to Seller, or specifically enforce this Agreement; provided, however, that in the event that such failure of Seller was beyond Seller's reasonable control, Purchaser's sole remedy shall be to terminate this Agreement; provided, further, in the event Purchaser elects to specifically enforce this Agreement, it must institute such action within ten
(10) days following Seller's default, failing which, Purchaser shall be deemed to have waived the right to pursue specific performance.

      19. DEFAULT BY PURCHASER. In the event Purchaser should fail to consummate the transactions contemplated in this Agreement for any reason, except default by Seller or the failure of any of the conditions to Purchaser's obligations hereunder to be satisfied or waived, Seller may retain the Deposit and terminate this Agreement by giving prompt written notice thereof to Purchaser, or specifically enforce this Agreement.

      20. ATTORNEY'S FEES. Should either Seller or Purchaser employ an attorney or attorneys to enforce any of the provisions of this Agreement or to protect its interest in any matter arising under this Agreement or to recover damages for the breach of this Agreement, the losing party in any final judgment agrees to pay the prevailing party all reasonable costs, charges, and expenses, including reasonable attorney's fees, expended or incurred by it in connection therewith.

      21. BROKERAGE COMMISSIONS. Each party represents to the other that no brokers other than Purchaser's and Seller's Broker have been involved in this transaction. In the event that this transaction is consummated and Closing occurs, Seller shall pay Purchaser's Broker a real estate commission in the amount of two percent (2%) of the Purchase Price and shall pay Seller's Broker in accordance with a separate agreement. Seller and Purchaser agree that if any other claims for brokerage commissions are ever made against Seller or Purchaser in connection with this transaction, all claims shall be handled and paid by the party whose actions or alleged commitments form the basis of such claim. Seller agrees to indemnify and hold Purchaser harmless from any loss, liability, damage, cost, or expense (including, without limitation, reasonable attorney's fees) paid or incurred by Purchaser by reason of any claim to any broker's, finder's, or other fee in connection with this transaction by any party claiming by, through, or under Seller. Except as provided in the foregoing sentence, Purchaser agrees to indemnify and hold Seller harmless from any loss, liability, damage, cost or expense (including, without limitation, reasonable attorney's fees) paid or incurred by Seller by reason of any claim to any broker's, finder's, or other fee in connection with this transaction by any party claiming by, through, or under Purchaser, which obligation of each party shall survive the Closing.

      22. RISK OF LOSS. All risk of loss or damage to the Property prior to Closing, including, without limitation, loss by reason of eminent domain or condemnation proceedings or by reason of fire, windstorm, or other casualty, shall rest with Seller. If, prior to the Closing, the Property is subject to eminent domain or condemnation proceedings or is damaged as a result of fire or other casualty, Seller shall give Purchaser written notice thereof and Purchaser shall have the option, exercisable by written notice to Seller within ten (10) days after the date of Seller's notice, to either:

            (a) Accept Title. Accept title to the Property without any reduction of the Purchase Price, in which event, at the Closing and subject to the rights of Tenant, Seller shall assign to Purchaser any eminent domain or condemnation award or insurance proceeds payable to Seller or its successors or assigns by reason of such eminent domain or condemnation proceeding or damage or casualty, and pay over to Purchaser any monies theretofore received by Seller in connection with such eminent domain or condemnation proceeding or fire or other casualty; or

            (b) Terminate. Terminate this Agreement, in which event neither Seller nor Purchaser shall have any further obligations under this Agreement and the Purchaser shall receive the prompt return of the Deposit.

            In the event Purchaser shall fail to exercise either such option within such ten (10) day period, Purchaser shall be deemed to have elected the option set forth in Section 22(a).

      23. ASSIGNMENT. Except as set forth in Section 31 below, neither Purchaser nor Seller may assign its respective rights or obligations under this Agreement without the consent of the other.

      24. NOTICES. Any notice to be given or to be served upon either party in connection with this Agreement must be in writing and shall be given by certified or registered mail (return receipt requested), by overnight express delivery or by facsimile (followed by hard copy by either of the two preceding methods of delivery) and shall be deemed to have been given upon receipt. Notices shall be sent to the addresses set forth on the signature page of this Agreement and shall be deemed delivered upon delivery or on the date when the receiving party first refuses to accept such delivery. Either party may at any time, by giving five (5) days written notice to the other, designate any other address in substitution of any of the foregoing addresses to which such notice shall be given and other parties to whom copies of all notices under this Agreement shall be sent.

      25. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the Seller and Purchaser and their respective permitted successors and assigns.

      26. ENTIRE AGREEMENT. This Agreement represents the entire agreement between Seller and Purchaser with respect to the subject matter hereof, and all prior agreements between Seller and Purchaser with respect to such subject matter shall have no further force or effect, including, without limitation, any proposal letters.

      27. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the Subject State, without giving effect to principles of conflicts of law.

      28. MODIFICATION. This Agreement may only be modified or otherwise amended by a written instrument executed by duly authorized representatives of Seller and Purchaser.

      29. TIME OF ESSENCE. Time is of the essence of this Agreement.

      30. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

      31. 1031 EXCHANGE. In the event, prior to Closing, Purchaser shall desire to structure this transaction as a part of a tax deferred exchange, pursuant to
Section 1031 of the Internal Revenue Code, Purchaser may assign its rights, but not its obligations, to a Qualified Intermediary under Treasury Regulation 1.103(k)-(1)(g)(4) and Seller, as an accommodation to Purchaser, shall enter into and execute any such amendatory documentation as Purchaser may reasonably request; provided, however, that Seller shall not incur any additional cost, expense, risk or potential liability whatsoever on account thereof. Seller shall have no liability to Purchaser whatsoever in the event the subject transaction is found, held or adjudicated not to qualify as or as a part of a tax deferred exchange pursuant to Section 1031 of the Internal Revenue Code.

                           [Signature page to follow]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement, effective as of the date first written above.

PURCHASER:                                                         SELLER:
THE BEN-NISSAN TRUST DATED SEPTEMBER 21, 2000                      CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV

BY: /s/ ISSAC BEN-NISSAN                                           By: GP4 Asset Acquisition, LLC
    -----------------------------
      ISSAC BEN-NISSAN, TRUSTEE                                    Its: General Partner

BY: /s/ DINA BEN-NISSAN                                            By: /s/ Daniel J. Kelly
    -----------------------------                                      -------------------------
      DINA BEN-NISSAN, TRUSTEE                                     Print Name: Daniel J. Kelly

                                                                   Its: Secretary / Treasurer

Send Notices To:                                                   Send Notices To:

Isaac and Dina Ben-nissan                                          Captec Franchise Capital Partners L.P. IV
18430 Linnet St                                                    Attention: Steve Willison
Tarzana, CA 91356                                                  24 Frank Lloyd Wright Drive
Phone and Fax: 818-344-6222                                        Lobby L, Fourth Floor, P.O. Box 544
                                                                   Ann Arbor, Michigan 48106-0544
With a Copy To me at:                                              Telephone: 734-994-5505
                                                                   Facsimile: 734-994-1376
Chris Thompson                                                     E-mail: swillison@captec.com
Senior Vice President
Investment Real Estate Associates ("IREA")                         With a Copy To:
16501 Ventura Blvd., Suite 448                                     Captec Financial Group, Inc.
Encino, CA 91436                                                   Attention: Jennifer L. Tingley
Tel: (818) 386-6888 x102                                           24 Frank Lloyd Wright Drive
Fax: (818) 386-2805                                                Lobby L, 4th Floor
chris@irea-usa.com                                                 Ann Arbor, Michigan 48105
                                                                   Telephone: (734) 913-0554
                                                                   Facsimile: (734) 913-0584
                                                                   E-Mail: jtingley@captec.com

                              SCHEDULE OF EXHIBITS

A - Legal Description of the Land

B - Form of Deed

C - Form of Assignment of Lease

D - Form of  Non-Foreign Persons Affidavit

E - Form of Notice to Tenant

                                    EXHIBIT A
                                LEGAL DESCRIPTION

Land situated in the State of Michigan, County of Wayne, City of Southgate, being in the Northwest 1/4 of Section 26, Township 3 South, Range 10 East, being more particularly described as follows:

Beginning, for reference, at a point at the North 1/4 corner of said Section
26; thence North 89 degrees 41 minutes 10 seconds West, with the North line of said Section 26, a distance of 1311.72 feet to a point; thence South 0 degrees 36 minutes 40 seconds West, a distance of 60.00 feet to a point in the Southerly right-of-way line of Northline Road; thence North 89 degrees 47 minutes 50 seconds West, with the Southerly right-of-way line of said Northline Road, a distance of 150.00 feet to the true point of beginning; thence, from said true point of beginning, South 0 degrees 12 minutes 10 seconds West, a distance of
224.56 feet to a point; thence South 43 degrees 14 minutes 13 seconds East, a distance of 58.07 feet to a point in the Northwesterly right-of-way line of West Frontage Road; thence South 46 degrees 45 minutes 47 seconds West, with the Northwesterly right-of-way line of said West Frontage Road, a distance of 240.00 feet to a point; thence North 43 degrees 14 minutes 13 seconds West, a distance of 6.52 feet to a point; thence North 0 degrees 18 minutes 50 seconds East, a distance of 136.22 feet to a point; thence North 89 degrees 41 minutes 10 seconds West, a distance of 25.00 feet to a point; thence North 0 degrees 18 minutes 50 seconds East, a distance of 291.05 feet to a point in the Southerly right-of-way line of said Northline Road; thence South 89 degrees 47 minutes 50 seconds East, with a Southerly right-of-way line of said Northline Road, a distance of 162.99 feet to the true point of beginning.

                                    EXHIBIT B

                                  FORM OF DEED

         [Note: Modify to conform to recording/other requirements of the
                              State of Michigan.]

                                 WARRANTY DEED

KNOW ALL MEN BY THESE PRESENTS: That Captec Franchise Capital Partners LP IV, a Delaware limited partnership

Whose address is: 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, Ann Arbor, MI 48106-0544

Conveys and warrants to: THE BEN-NISSAN TRUST DATED SEPTEMBER 21, 2000

Whose address is: 18430 Linnet St., Tarzana, CA 91356

The following described premises situated in the City of Southgate, County of Wayne and State of Michigan, to wit:

             See Exhibit "A" attached hereto and made a part hereof

Together with all and singular the tenements, hereditaments and appurtenances thereto belonging or otherwise appertaining for the sum of: $________________

THE GRANTOR HEREIN WARRANTS TITLE AGAINST ITS ACTS OR OMISSIONS ONLY AND NONE OTHER, EXCEPT FOR THE MATTERS SHOWN ON EXHIBIT B ATTACHED HERETO AND MADE A PART THEREOF.

      IN WITNESS WHEREOF, this Warranty Deed is executed as of the ___ day of __________________, 2005.

                                            CAPTEC FRANCHISE CAPITAL
                                            PARTNERS L.P. IV

Signed in the presence of:                  By: GP 4 Asset Acquisition, LLC
                                            Its: General Partner

______________________________              By: _________________________

______________________________              Its: ________________________

STATE OF MICHIGAN          )
                           )ss.
COUNTY OF WASHTENAW        )

The foregoing instrument was acknowledged before me this ___ day of _________________, 2005, by ________________, who is personally known to me, as
Vice President of GP 4 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.

                                         ______________________________________
                                         Name: ________________________________
                                         State of Michigan, County of Washtenaw
                                         My Commission Expires:  ______________
                                         Acting in the County of Washtenaw

When recorded return to:
Grantee

This instrument prepared by:
Captec Financial Group, Inc.
24 Frank Lloyd Wright Drive
Lobby L, 4th Floor
Ann Arbor, MI 48106-0544

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

Land situated in the State of Michigan, County of Wayne, City of Southgate, being in the Northwest 1/4 of Section 26, Township 3 South, Range 10 East, being more particularly described as follows:

Beginning, for reference, at a point at the North 1/4 corner of said Section
26; thence North 89 degrees 41 minutes 10 seconds West, with the North line of said Section 26, a distance of 1311.72 feet to a point; thence South 0 degrees 36 minutes 40 seconds West, a distance of 60.00 feet to a point in the Southerly right-of-way line of Northline Road; thence North 89 degrees 47 minutes 50 seconds West, with the Southerly right-of-way line of said Northline Road, a distance of 150.00 feet to the true point of beginning; thence, from said true point of beginning, South 0 degrees 12 minutes 10 seconds West, a distance of
224.56 feet to a point; thence South 43 degrees 14 minutes 13 seconds East, a distance of 58.07 feet to a point in the Northwesterly right-of-way line of West Frontage Road; thence South 46 degrees 45 minutes 47 seconds West, with the Northwesterly right-of-way line of said West Frontage Road, a distance of 240.00 feet to a point; thence North 43 degrees 14 minutes 13 seconds West, a distance of 6.52 feet to a point; thence North 0 degrees 18 minutes 50 seconds East, a distance of 136.22 feet to a point; thence North 89 degrees 41 minutes 10 seconds West, a distance of 25.00 feet to a point; thence North 0 degrees 18 minutes 50 seconds East, a distance of 291.05 feet to a point in the Southerly right-of-way line of said Northline Road; thence South 89 degrees 47 minutes 50 seconds East, with a Southerly right-of-way line of said Northline Road, a distance of 162.99 feet to the true point of beginning.

                                   EXHIBIT "B"

                              Permitted Exceptions

                                    EXHIBIT C

                    FORM OF ASSIGNMENT OF LEASE AND GUARANTY

         [Note: Modify to conform to recording/other requirements of the
                                State of Texas.]

                        ASSIGNMENT OF LEASE AND GUARANTY

THIS ASSIGNMENT OF LEASE ("Assignment") is made as of ____________________, 2005, by and between CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV a Delaware limited partnership, whose address is 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, P.O. Box 544, Ann Arbor, Michigan 48106-0544 ("Assignor") and THE BEN-NISSAN TRUST DATED SEPTEMBER 21, 2000, of 18430 Linnet St., Tarzana, CA 91356 ("Assignee").

                                    RECITALS:

      Assignor leases to Sybra, Inc., a Michigan corporation ("Tenant"), the Leased Premises (as defined in the Lease described below), located at 18767 Northline, Southgate, MI ("Premises"), pursuant to a Lease dated as of August 4, 1998, as amended, a true and complete copy of which is attached as Exhibit 1 ("Lease").

      In connection with, and in consideration of, the acquisition of the Leased Premises by the Assignee, Assignor has agreed to assign, transfer and convey to Assignee all of Assignor's right, title and interest in and to: (a) the Lease, and (b) the security deposit(s), if any, paid by Tenant under the Lease ("Security Deposit") and (c) the guaranty of Tenant's duties and obligations under the Lease, given by ICH Corporation dated April, 2001, as amended, a true and complete copy of which is attached as Exhibit 2 ("Guaranty").

      Assignee agrees to accept the assignment of those items described above and Assignee further agrees to perform all of the Assignor's obligations under or relating to the Lease and the Security Deposit, if any, and the Guaranty, arising from and after the date of this Assignment.

      In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Assignor and Assignee agree as follows:

      1. Assignment and Assumption. Assignor hereby assigns to Assignee all of Assignor's right, title and interest in, to and under the Lease and the Security Deposit and the Guaranty, and Assignee assumes all of Assignor's duties and obligations under the Lease and the Security Deposit and the Guaranty and agrees to perform and to be bound by all of the terms and provisions of the Lease and the Security Deposit and the Guaranty in the place and stead of Assignor arising from and after the date of this Assignment. Assignee further agrees to indemnify and hold harmless Assignor from and against all claims, awards, liabilities or damages resulting from the acts and/or omissions of Assignee from and after the date of this Assignment.

      2. Representation. To Assignor's knowledge, the Lease and the Guaranty are in full force and effect and have not been modified, amended or restated (except as identified in Exhibit 1 and/or Exhibit 2 attached hereto).

      3. Miscellaneous. This Assignment shall bind and inure to the benefit of the parties hereto, their successors and assigns. This Assignment shall be governed by and construed in accordance with the laws of the State where the Leased Premises is located, without giving effect to principles of conflicts of law. This Assignment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

This Assignment has been executed as of the day and year noted above.

WITNESSES:

                                       CAPTEC FRANCHISE CAPITAL
                                       PARTNERS L.P. IV

                                       By: GP4 Asset Acquisition, LLC
                                       Its: General Partner

_______________________________        By: ________________________________
Print Name:                            Print Name:

_______________________________        Its: _______________________________
Print Name:

                                       THE BEN-NISSAN TRUST DATED SEPTEMBER 21,
                                       2000

_______________________________        BY: ________________________________
Print Name:                                ISSAC BEN-NISSAN, TRUSTEE

                                       BY: ________________________________
_______________________________            DINA BEN-NISSAN, TRUSTEE
Print Name:

STATE OF MICHIGAN          )
                           )ss.
COUNTY OF WASHTENAW        )

The foregoing instrument was acknowledged before me this __ day of ______________, 2005, by ___________________________, who is personally known to me, as Vice President of GP4 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.

                                       ______________________________________
                                       Name: ________________________________
                                       State of Michigan, County of Washtenaw
                                       My Commission Expires: _______________
                                       Acting in the County of Washtenaw

STATE OF ___________       )
                           )ss.
COUNTY OF __________       )

The foregoing instrument was acknowledged before me this __ day of ______________, 2005, by Isaac Ben-Nissan as Trustee of the Ben-nissan Trust Dated September 21, 2000.

                                        ______________________________________
                                        Notary Public
                                                             County, Minnesota
                                        My Commission Expires:________________
                                        [Notary's Seal]
STATE OF ___________       )
                           )ss.
COUNTY OF __________       )

The foregoing instrument was acknowledged before me this __ day of ______________, 2005, by Dina Ben-Nissan as Trustee of the Ben-nissan Trust Dated September 21, 2000.

                                        ______________________________________
                                        Notary Public
                                                              County, Minnesota
                                        My Commission Expires:________________
                                        [Notary's Seal]

Prepared by and recorded
at the request of: Grantor

When recorded return to: Grantee

                                    EXHIBIT 1
                                       TO
                               ASSIGNMENT OF LEASE

                             [Attach copy of Lease]

                                    EXHIBIT 2
                                       TO
                               ASSIGNMENT OF LEASE

                            [Attach copy of Guaranty]

                                    EXHIBIT D

                      FORM OF NON-FOREIGN PERSONS AFFIDAVIT
                          NON-FOREIGN PERSONS AFFIDAVIT

      Section 1445 of the Internal Revenue Code provides that a transferee (purchaser) of a United States real property interest must withhold tax if the transferor (seller) is a foreign person. To inform THE BEN-NISSAN TRUST DATED SEPTEMBER 21, 2000 ("Transferee"), that withholding of tax is not required upon the disposition of a United States real property interest by CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV, a Delaware limited partnership ("Transferor"), the undersigned certifies the following on behalf of Transferor:

      1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

      2. Transferor's United States Employer Identification Number is
38-3304096;

      3. Transferor's office address is 24 Frank Lloyd Wright Drive, Lobby L, Fourth Floor, Ann Arbor, Michigan 48105.

      Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

      Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

                                         CAPTEC FRANCHISE CAPITAL
                                         PARTNERS L.P. IV

                                         By: GP4 Asset Acquisition, LLC
                                         Its: General Partner

                                         By:________________________________
                                         Print Name:
                                         Its:_______________________________

Dated as of __________, 2005.

STATE OF MICHIGAN          )
                           )ss.
COUNTY OF WASHTENAW        )

The foregoing instrument was acknowledged before me this __ day of ______________, 2005, by ___________________________, who is personally known to me, as Vice President of GP4 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.

                                     ______________________________________
                                     Name: ________________________________
                                     State of Michigan, County of Washtenaw
                                     My Commission Expires: _______________
                                     Acting in the County of Washtenaw

                                    EXHIBIT E

                            FORM OF NOTICE TO TENANT

                               _____________, 2005

Sybra, Inc.
9255 Towne Centre Dr., Ste 600
San Diego, CA 92121
Attn: Director of Real Estate

ICH Corporation
780 Third Ave., 43rd Floor
New York, NY 10017
Attn: Robert H. Drechsler

Ladies and Gentlemen:

This is to inform you that on __________________, 2005 the interest of Captec Franchise Capital Partners L.P. IV ("Seller") in that certain Lease, dated as of August 4, 1998, as amended ("Lease"), between Seller's predecessor in interest, Captec Net Lease Realty, Inc., as landlord, and Tenant's predecessor in interest, RTM, Inc., as tenant, and in that certain Guaranty, dated April 2001 ("Guaranty") between Seller and ICH Corporation, as Guarantor, for the real property located at 18767 Northline, Southgate, MI has been assigned to THE BEN-NISSAN TRUST DATED SEPTEMBER 21, 2000. Accordingly, all future payments owed, and notices to be given, to the landlord under the Lease should be delivered to THE BEN-NISSAN TRUST DATED SEPTEMBER 21, 2000 at the following address: 18430 Linnet St., Tarzana, CA 91356.

                                               Very truly yours,

                                               CAPTEC FRANCHISE CAPITAL
                                               PARTNERS L.P. IV

                                               By: GP4 Asset Acquisition LLC
                                               Its: General Partner

                                               By ______________________________
                                               Print Name:

                                               Its Vice President